UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2012

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 14, 2012, DCP Midstream Operating, LP (the “Operating Partnership”) and DCP Midstream Partners, LP (the “Partnership”) entered into a third supplemental indenture (the “Third Supplemental Indenture”) among the Operating Partnership, the Partnership and The Bank of New York Mellon Trust Company, N.A. as trustee, amending the base indenture dated as of September 30, 2010 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated September 30, 2010, and the Second Supplemental Indenture dated March 13, 2012. The Third Supplemental Indenture eliminated certain rights of the Partnership to release the Partnership’s guarantee under the notes issued pursuant to the Base Indenture, and certain rights of any guarantors that are subsidiaries of the Operating Partnership to release any prospective guarantee that such subsidiaries enter into under such notes. A copy of the Third Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

On March 30, 2012, the Partnership acquired the remaining 66.67% interest in DCP Southeast Texas Holdings, GP, or Southeast Texas, and commodity derivative instruments related to the Southeast Texas storage business. Prior to the acquisition of the additional interest in Southeast Texas, the Partnership owned a 33.33% interest which the Partnership accounted for as an unconsolidated affiliate using the equity method. The acquisition of the remaining 66.67% interest in Southeast Texas represents a transaction between entities under common control and a change in reporting entity. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. As a result, the Partnership is providing consolidated financial statements to include our 100% interest in the financial results of Southeast Texas and the natural gas commodity derivatives associated with the storage business for all periods presented.

Included herein as Exhibit 99.3 are the audited consolidated financial statements of the Partnership as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009. These audited consolidated financial statements give retrospective effect to the acquisitions of the 100% interest in Southeast Texas. These audited consolidated financial statements replace Item 8 and the consolidated financial statements of DCP Southeast Texas Holdings, GP included in Item 15 in the Partnership’s 2011 Form 10-K filed with the SEC on February 29, 2012. This 8-K does not affect Item 15 of the Form 10-K as it pertains to the audited consolidated financial statements of Discovery Producer Services LLC. Also, included herein as Exhibit 99.1 is the Selected Financial Data, which replaces Item 6 in the Partnership’s 2011 Form 10-K filed with the SEC on February 29, 2012. Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited consolidated financial statements, and replaces Item 7 in the Partnership’s 2011 Form 10-K filed with the SEC on February 29, 2012. Also, included herein as Exhibit 12.1 is the Ratio of Earnings to Fixed Charges, which replaces Exhibit 12.1 in the Partnership’s 2011 Form 10-K filed with the SEC on February 29, 2012.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 4.1	Third Supplemental Indenture dated as of June 14, 2012 by and between DCP Midstream Operating, LP, DCP Midstream Partners, LP and The Bank of New York Mellon Trust Company, N. A. as trustee, amending the base indenture dated September 30, 2010.

Exhibit 12.1	Ratio of Earnings to Fixed Charges.

Exhibit 23.1	Consent of Deloitte & Touche LLP on Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 101	Financial Statements of DCP Midstream Partners, LP for the annual period ended December 31, 2011, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: June 14, 2012	/s/ Rose M. Robeson
Name: Rose M. Robeson
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 4.1	Third Supplemental Indenture dated as of June 14, 2012 by and between DCP Midstream Operating, LP, DCP Midstream Partners, LP and The Bank of New York Mellon Trust Company, N.A. as trustee, amending the base indenture dated September 30, 2010.

Exhibit 12.1	Ratio of Earnings to Fixed Charges.

Exhibit 23.1	Consent of Deloitte & Touche LLP on Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 101	Financial Statements of DCP Midstream Partners, LP for the annual period ended December 31, 2011, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, and (vi) the Notes to the Consolidated Financial Statements.

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